                                                                                                          EXHIBIT 10

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
                                         ----------------------------------
                                                 MATERIAL CONTRACTS

The following documents of Navistar International Corporation are incorporated herein by reference.

        10.36  Indenture dated as of June 5, 2003, between Navistar Financial 2003-A Owner Trust and The
               Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2003-A Owner
               Trust.  Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation's Form
               8-K dated June 11, 2003.  Registration No. 333-67112.

        10.37  Series 2003-1 Supplement to the Pooling and Service Agreement dated as of July 13, 2003, among  Navistar Financial Corporation, as Servicer, Navistar Financial Securities
               Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2003-1 Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial
               Securities Corporation's Form 8-K dated July 11, 2003.  Registration No. 333-102345-01.

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